THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln LifeGoals®

Supplement dated January 16, 2026 to the
Updating Summary Prospectus for Existing Owners dated May 1, 2025

This Supplement outlines a change to the investment options under your variable life insurance policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The LVIP American Century Large Company Value Fund will no longer be available as an investment option beginning January 24, 2026.

You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.